Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
Income Taxes

13. Income Taxes

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax is imposed.

United States

Under the current laws of United States, the Company’s U.S. subsidiary, Meihua Future, is subject to U.S. federal corporate income tax at a rate of 21% and New York State/City income taxes. The NY State Corporate Franchise Tax is 6.5% for companies with a business income base of $5 million or less, plus a 1.95% MTA surcharge. The NYC Corporate Tax is 8.85%. State and local taxes are deductible from federal taxable income, resulting in a combined marginal rate of approximately 34.67%.

Hong Kong

Under the current Hong Kong Inland Revenue Ordinance, the Company’s Hong Kong subsidiary, Kang Fu, is subject to 16.5% income tax on its taxable income generated from operations in Hong Kong. Effective April 1, 2018, a two-tiered profit tax rate regime applies, where the first HK$2.0 million of assessable profits are taxed at 8.25% and the remainder at 16.5%. Kang Fu is nominated by the Company as the entity to apply the two-tiered rates for the assessment years of 2025, 2024 and 2023.

PRC

Provisions for income tax are as follows:

	December 31, 2025	December 31, 2024	December 31, 2023
	US$	US$	US$
Provisions for current income tax	1,615,382	3,431,459	3,828,207
Deferred income tax benefit	1,008,348	(642,635)	(370,474)
Total	2,623,730	2,788,824	3,457,733

According to PRC tax regulations, the PRC net operating loss can generally carry forward for no longer than five years starting from the year subsequent to the year in which the loss was incurred, and that of high-tech enterprises is no more than 10 years. Carryback of losses is not permitted. As of December 31, 2025 and 2024, the Company had net operating losses of $nil, respectively, which will be available to offset future taxable income. If not used, these carryforwards will expire from 2025 through 2034.

The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Recovery of substantially all of the Company’s deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are recoverable, management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax assets as of December 31, 2025 and 2024. However, since the deferred tax assets arising from operating loss has a limited window of use, to be conservative, management decided to record a partial valuation allowance. While we consider the facts above, our projections of future income qualified tax-planning strategies may be changed due to the macroeconomic conditions and our business development. The deferred tax assets could be utilized in the future years if we make profits in the future, the valuation allowance shall be reversed.

The following is a reconciliation of the Company’s total income tax expense to the income before income taxes for the years ended December 31, 2025, 2024 and 2023, respectively:

	2025	2024	2023
	US$	US$	US$
Income before income tax provision	9,405,556	13,626,131	15,048,773
Tax at the PRC EIT tax rates	2,351,387	3,406,532	3,762,193
International tax rate difference	83,774	-	-
Effect of preferential tax	(455,040)	(574,656)	(554,322)
Tax effect of R&D expenses additional deduction*	(466,818)	(864,025)	(688,329)
Tax effect of non-deductible expenses	207,704	485,798	451,154
Change in valuation allowance	902,723	335,175	487,037
Income tax expense	2,623,730	2,788,824	3,457,733

*	According to PRC tax regulations, an additional of 100% of current year R&D expenses may be deducted from tax income.

Under the Enterprise Income Tax Law (“EIT Law”), Foreign Investment Enterprises (“FIEs”) and domestic companies are subject to Enterprise Income Tax (“EIT”) at a uniform rate of 25%.

Jiangsu Huadong was granted a High and New Technology Enterprise (“HNTE”) certificate and received a preferential tax rate of 15% for a three-year validity period from November 30, 2016 and the HNTE certificate was renewed on December 19, 2025 with a three-year validity period. Thus, Jiangsu Huadong will remain eligible for a 15% preferential tax rate through December 31, 2028.

The EIT Law also provides that an enterprise established under the laws of a foreign country or region but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. The Implementing Rules of the EIT Law define the location of the “de facto management body” as “the place where the exercising, in substance, of the overall management and control of the production and business operation, personnel, accounting, properties, etc., of a non-PRC company is located.” Based on a review of surrounding facts and circumstances, the Company does not believe that it is likely that its entities registered outside of the PRC should be considered as resident enterprises for the PRC tax purposes.

The EIT Law also imposes a withholding income tax on dividends distributed by a FIE to its immediate holding company outside of the PRC. Kang Fu, which is the parent of Yangzhou Huada, Jiangsu Yada and Jiangsu Huadong, is therefore subject to a maximum withholding tax of 10% on dividends distributed by Yangzhou Huada, Jiangsu Yada and Jiangsu Huadong. In accordance with accounting guidance, all undistributed earnings are presumed to be transferred to the parent company and are subject to the withholding taxes. The presumption may be overcome if the Company has sufficient evidence to demonstrate that the undistributed dividends will be re-invested and the remittance of the dividends will be postponed indefinitely. As of December 31, 2025, the Company has determined that the undistributed earnings in Yangzhou Huada, Jiangsu Yada and Jiangsu Huadong will be re-invested into the subsidiary for the expansion of the Company’s business in mainland China and hence the remittance of the dividends will be postponed indefinitely.

Uncertain tax positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2025, 2024 and 2023, the Company did not have any significant unrecognized uncertain tax positions.